                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):                      Commission File Number:
             JANUARY 8, 1998                                                    0-21213

                             LCC INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                                                     54-1807038
(State or other jurisdiction                                          (IRS Employer
      of incorporation)                                          Identification Number)

                             7925 JONES BRANCH DRIVE
                             MCLEAN, VIRGINIA 22102
               (Address of principal executive offices) (Zip Code)

               Registrant's telephone number, including area code:
                                 (703) 873-2000

          (Former name or former address, if changed since last report)

                                 NOT APPLICABLE

                             LCC INTERNATIONAL, INC.

ITEM 5           OTHER EVENTS

            On January 8, 1998, LCC International, Inc. ("LCC") issued a press release announcing the resignation of Piyush Sodha as its President and Chief Executive Officer and as a member of its Board of Directors. Richard Hozik, LCC's Senior Vice President and Chief Financial Officer, will assume the role of acting president and chief executive officer until a successor can be named. Enclosed as Exhibit A to this Current Report on Form 8-K and incorporated herein by reference is the text of the January 8, 1998 press release.

ITEM 7           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                 EXHIBITS

                 (c)         Exhibits.

A. Press Release, dated January 8, 1998, regarding the resignation of Mr. Sodha as President and Chief Executive Officer of LCC.

                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       LCC INTERNATIONAL, INC.

Date:  January 9, 1998                 By:   /s/  Richard Hozik
                                            ------------------------
                                             Richard Hozik
                                             Senior Vice President and Chief
                                                Financial Officer

                                EXHIBIT INDEX

Exhibit                       Description                                Page
-------                       -----------                                ----

   A                  Press Release dated January 8, 1998